Exhibit 10.7

PROMISSORY NOTE EXTENSION

October 31, 2006

BE IT ACKNOWLEDGED that:

TROPHY TECH, INC. today called DIGITAL ALLY, INC. and one in the same (Borrower) executed a promissory note on September 1, 2004 in favor of ACME RESOURCES, LLC (Lender).

FURTHER ACKNOWLEDGED that:

DIGITAL ALLY, INC. (Borrower) and ACME RESOURCES, LLC (Lender) executed a FORTY-FIVE (45) day Promissory Note Extension on February 28, 2005.

FURTHER ACKNOWLEDGED that:

DIGITAL ALLY, INC. (Borrower) executed a revised promissory note on April 25, 2005 in favor of ACME RESOURCES, LLC (Lender). This executed promissory note is successor to original promissory note dated September 1, 2004. The maturity date on this promissory note is May 15, 2005. Additionally, this promissory note granted unto Lender the right to extend the maturity date for a period of SIX (6) months or November 15, 2005.

FURTHER ACKNOWLEDGED that:

On May 13, 2005, ACME RESOURCES, LLC (Lender) notified DIGITAL ALLY, INC. (Borrower) that Lender would exercise Lender’s right to extend promissory note maturity date until November 15, 2005.

FURTHER ACKNOWLEDGED that:

On September 8, 2005, DIGITAL ALLY, INC. (Borrower) executed a SIX (6) month Promissory Note Extension in favor of ACME RESOURCES, LLC (Lender). Thus extending the maturity date to May 15, 2006.

FURTHER ACKNOWLEDGED that:

On May 22, 2006, DIGITAL ALLY, INC. (Borrower) executed a SIX (6) month Promissory Note Extension in favor of ACME RESOURCES, LLC (Lender). Thus extending the maturity date to November 15, 2006.

Whereas, the executed promissory note has a maturity date of November 15, 2006 with all outstanding balances of principal and interest due and payable to Lender by Borrower.

Now, therefore, both parties agree that the outstanding principal balance as of October 31, 2006 to be $500,000.00 (FIVE HUNDRED THOUSAND DOLLARS AND 00/100) and the outstanding interest balance as of October 31, 2006 to be $2,972.60 with said interest due and payable by November 5, 2006.

Furthermore, both parties agree to this Promissory Note Extension with a principal balance of $500,000.00 (FIVE HUNDRED THOUSAND DOLLARS AND 00/100) with all other terms and conditions of the Promissory Note and extensions thereof remaining the same. This Promissory Note Extension shall be for a period of SIX (6) months from the maturity date of the Promissory Note Extension, as executed on May 22, 2006 with all outstanding balances of principal and interest due and payable to Lender by Borrower on May 15, 2007. During the extension period, Holder shall have the right to call any portion of or all of the outstanding balance and will have the right to receive repayment as outlined in the revised Promissory Note executed on April 25, 2005.

Executed this the 7th day of November, 2006.

WITNESS OUR SIGNATURES:

BORROWER:

DIGITAL ALLY, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer

STATE OF KANSAS	)
) ss.
COUNTY OF Johnson	)

This day, personally appeared before me, the undersigned authority, in and for the State and County aforesaid, the within named Stanton E. Ross, who severally acknowledged that he signed and delivered the above and foregoing promissory note extension on the day and year therein mentioned.

Given under my hand and official seal, this, the 7th day of November , 2006.

(SEAL)

My Commission Expires: 5/26/2010	/s/ Rebecca Lemoine
Notary Public

LENDER:

ACME RESOURCES, INC.

By:	/s/ P. Brooks Warren
Name:	P. Brooks Warren
Title:	Partner, Acme Resources, LLC

STATE OF KANSAS	)
) ss.
COUNTY OF Lincoln	)

This day, personally appeared before me, the undersigned authority, in and for the State and County aforesaid, the within named P. Brooks Warren , who severally acknowledged that he signed and delivered the above and foregoing promissory note extension on the day and year therein mentioned.

Given under my hand and official seal, this, the 5th day of November , 2006.

(SEAL)

My Commission Expires: 1/12/2010	/s/ Megan Lambright
Notary Public